UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2022

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728

(Address of principal executive offices) (zip code)

732-780-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVCO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2022, Avalon RT9 Properties, LLC, a New Jersey limited liability company (“Avalon RT9”) and a wholly-owned subsidiary of Avalon GloboCare Corp. (the “Company” and collectively with Avalon RT9, the “Borrower”) received $4,800,000 in funding from S&P Principal LLC (the “Lender”), less fees, expenses and taxes of approximately $212,000, in consideration of the issuance a Balloon Promissory Note in the principal amount of $4,800,000 which carries interest of 11.0% per annum (the “Balloon Note”). The Company intends to use the proceeds of the loan for working capital purposes and for funding potential future acquisitions of which there is no guarantee. The loan closed on September 1, 2022 (the “Closing Date”).

Interest is due in monthly payments of $44,000 beginning November 1, 2022 and payable monthly thereafter until September 1, 2025 when the principal outstanding and all remaining interest is due. The loan can be extended for an additional 36 months provided that Borrower has not defaulted. The Borrower may not prepay the loan for a period of 12 months.

The Balloon Note is secured by a first mortgage on Avalon RT9’s property located at 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728. Further, the Company has entered into a Guaranty pursuant to which it has guaranteed all liabilities owed by Avalon RT9 payable to the Lender under the Balloon Note.

The foregoing description of the Balloon Note, Guaranty and Mortgage do not purport to be complete and are qualified in its entirety by reference to the full text of the relevant agreements, copies of which will be filed as exhibits to this Form 8-K Current Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Balloon Promissory Note issued to S&P Principal LLC
10.2	Form of Mortgage and Security Agreement
10.3	Form of Guaranty
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Date: September 8, 2022	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer

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